SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 22, 2008

HOME PROPERTIES, INC.
(Exact name of Registrant as specified in its Charter)

MARYLAND	1-13136	16-1455126
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

850 Clinton Square, Rochester, New York 14604
(Address of principal executive offices)

(585) 546-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

This Amendment amends the current report on Form 8-K filed by Home Properties, Inc. on February 22, 2008, to furnish (not file) the supplemental information to the Press Release of February 21, 2008, relating to fourth quarter 2007 results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c.            Exhibit

Exhibit 99.1 Supplemental information to Press Release of February 21, 2008, relating to fourth quarter 2007 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	February 22, 2008	HOME PROPERTIES, INC.
(Registrant)

		By:	/s/ David P. Gardner
David P. Gardner
Chief Financial Officer
Executive Vice President and